UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2011

TRIO MERGER CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54367	27-4867100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On June 24, 2011, Trio Merger Corp. (the “Company”) consummated the initial public offering (“IPO”) of 6,000,000 of its units (“Units”).   Each Unit consists of one share of common stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant”), to purchase one share of Common Stock at an exercise price of $7.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 7,100,000 warrants (“Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant, generating total proceeds of $3,550,000.  Of the Private Placement Warrants, 6,500,000 were purchased by the initial shareholders of the Company and 600,000 were purchased by EarlyBirdCapital, Inc., the representative of the underwriters of the IPO (“EBC”), and its designees.  The Private Placement Warrants are identical to the warrants underlying the Units except that the Private Placement Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as they are still held by the initial purchasers or their permitted transferees. The purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them (except to certain permitted transferees) until after the Company has completed an initial business combination.

Also on June 24, 2011, EBC notified the Company that it exercised its over-allotment option to the full extent to purchase an additional 900,000 Units.

Audited financial statements as of June 24, 2011 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement and the exercise of the over-allotment option is included as Exhibit 99.2 to this Current Report on Form 8-K.

On June 27, 2011, the Company consummated the closing of the over-allotment option.  The units sold pursuant to the over-allotment option were sold at an offering price of $10.00 per Unit, generating gross proceeds of $9,000,000.  Of the gross proceeds of the units sold pursuant to the over-allotment option, $8,610,000 was placed in trust, for a total of $69,210,000 placed in trust, or approximately $10.03 per share sold in the IPO.  A copy of the press release issued by the Company announcing the consummation of the over-allotment option is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statement and Exhibits.
(d)	Exhibits:
Exhibit	Description
99.1	Audited Financial Statements.
99.2	Press Release Announcing Consummation of IPO.
99.3	Press Release Announcing Consummation of Over-Allotment Option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011
TRIO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Audited Financial Statements.
99.2	Press Release Announcing Consummation of IPO.
99.3	Press Release Announcing Consummation of Over-Allotment Option.

4